                                                                    EXHIBIT 25.2

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

                    ----------------------------------------

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                                                      95-4655078
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

1999 AVENUE OF THE STARS - FLOOR 26
LOS ANGELES, CA                                                            90067
(Address of principal executive offices)                              (Zip Code)

                             F. Henry Kleschen III
                           Assistant General Counsel
                       227 West Monroe Street, Suite 2600
                                Chicago, IL 60606
                               Tel: (312) 267-5064
            (Name, address and telephone number of agent for service)

              -----------------------------------------------------
                             SEMCO CAPITAL TRUST III
               (Exact name of obligor as specified in its charter)

         DELAWARE                                                 31-6633784
(State or other jurisdiction of                                (I.R.S. employer
incorporation or organization)                               identification No.)

1411 THIRD STREET, SUITE A
PORT HURON, MICHIGAN                                                    48060
(Address of principal executive offices)                              (Zip Code)

                         TRUST PREFERRED SECURITIES AND
                               RELATED GUARANTEES

                       (Title of the indenture securities)
--------------------------------------------------------------------------------

ITEM 1. GENERAL INFORMATION.

            Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

            Comptroller of the Currency, Washington, D.C.
            Board of Governors of the Federal Reserve System, Washington, D.C.

      (b)   Whether it is authorized to exercise corporate trust powers.

            Yes.

ITEM 2. AFFILIATIONS WITH OBLIGOR.

      If the Obligor is an affiliate of the trustee, describe each such affiliation.

      None.

NO RESPONSES ARE INCLUDED FOR ITEMS 3-15 OF THIS FORM T-1 BECAUSE THE OBLIGOR IS NOT IN DEFAULT AS PROVIDED UNDER ITEM 13.

ITEM 16. LIST OF EXHIBITS.

      List below all exhibits filed as part of this statement of eligibility.

      Exhibit 1. Articles of Association of the Trustee as Now in Effect (see Exhibit 1 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

      Exhibit 2.   Certificate of Authority of the Trustee to Commence
                   Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

      Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust Powers (contained in Exhibit 2).

      Exhibit 4. Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

      Exhibit 5.   Not Applicable

      Exhibit 6. The consent of the Trustee required by Section 321 (b) of the Act.

      Exhibit 7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

      Exhibit 8.   Not Applicable

      Exhibit 9.   Not Applicable

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J. P. Morgan Trust Company, National Association, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 8th day of April, 2005.

                               J. P. Morgan Trust Company, National Association

                                   By /s/ George Reaves
                                     ------------------
                                      George Reaves
                                      Authorized Officer

                                   EXHIBIT 6

THE CONSENT OF THE TRUSTEE REQUIRED                                           BY
                  SECTION 321(b) OF THE ACT

                                  April 8, 2005

Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

In connection with the qualification of an indenture between SEMCO Capital Trust III and J.P. Morgan Trust Company, National Association, as trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                           Very truly yours,

                                           J.P. MORGAN TRUST COMPANY, NATIONAL
                                           ASSOCIATION

                                           By    /s/ George N. Reaves
                                                 --------------------

                                                 George N. Reaves
                                                 Authorized Officer

EXHIBIT 7. Report of Condition of the Trustee.

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
                             STATEMENT OF CONDITION

                               SEPTEMBER 30, 2004

                                                                       ($000)
                                                                   -------------
ASSETS
   Cash and Due From Banks                                         $      28,672
   Securities                                                            145,134
   Loans and Leases                                                      110,847
   Premises and Fixed Assets                                              11,202
   Intangible Assets                                                     384,284
   Goodwill                                                              201,011
   Other Assets                                                           45,941
                                                                   -------------
       Total Assets                                                $     927,091
                                                                   =============

LIABILITIES
   Deposits                                                        $      94,426
   Other Liabilities                                                      55,575
                                                                   -------------
       Total Liabilities                                                 150,001

EQUITY CAPITAL
   Common Stock                                                              600
   Surplus                                                               701,587
   Retained Earnings                                                      74,903
                                                                   -------------
       Total Equity Capital                                              777,090
                                                                   -------------

       Total Liabilities and Equity Capital                        $     927,091
                                                                   =============